[Logo of the
USAA Eagle
is here]        USAA FLORIDA FUNDS and USAA TEXAS FUNDS


                SUPPLEMENT dated December 1, 1995
         to each Fund's PROSPECTUS dated August 1, 1995


The first paragraph under "Other Services - Shareholder
Statements and Reports" of each Fund's Prospectus has been amended as follows:

     In the Florida Tax-Free Income Fund and Texas Tax-Free Income Fund, you will receive a confirmation after each transaction in your account except:
  i) a reinvested dividend;
 ii) a payment you make after January 31, 1996 under the InvesTronic(registered trademark), Direct Purchase Service, Automatic Purchase Plan, or Directed Dividends investment plans; or
iii) a redemption you make after January 31, 1996 under the Systematic Withdrawal Plan.

     In the Florida Tax-Free Money Market Fund and Texas Tax-Free Money Market Fund, you will receive a confirmation for purchases or redemptions by check and exchanges. If your Money Market Fund account had activity other than reinvested dividends, such as wire purchases or redemptions or purchases under the InvesTronic(registered trademark), Direct Purchase Service, Automatic Purchase Plan or Directed Dividends investment plans, you will receive a monthly statement that will reflect quarter-to-date account activity.


27518-1195